                       3,000,000 Shares of Common Stock

                       and 3,000,000 Redeemable Warrants

                        INTEGRATED TECHNOLOGY USA, INC.

                            UNDERWRITING AGREEMENT


                              Teaneck, New Jersey
                                October 1, 1996



National Securities Corporation
As Representative of the Several Underwriters
1001 Fourth Avenue, Suite 2200
Seattle, Washington  98154


Ladies and Gentlemen:

                  Integrated Technology USA, Inc., a Delaware corporation (the "Company"), hereby agrees with National Securities Corporation ("National") and each of the underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 11), for whom National is acting as representative (in such capacity, National shall hereinafter be referred to as "you" or the "Representative") with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective amount of shares (the "Shares") set forth in said Schedule A of the Company's common stock, par value $.01 per share (the "Common Stock"), and redeemable common stock purchase warrants (the "Redeemable Warrants"), each to purchase one share of Common Stock, set forth in Schedule A hereto. The aggregate 3,000,000 Shares and 3,000,000 Redeemable Warrants will be separately tradeable upon issuance and are hereinafter referred to as the "Firm Securities." Each Redeemable Warrant is exercisable commencing on October 1, 1997 until October 1, 2001, unless previously redeemed by the Company, at an initial exercise price of $9.00 per share of Common Stock. The Redeemable Warrants may be redeemed by the Company at a redemption price of $.01 per Redeemable Warrant at any time after April 1, 1998 on thirty (30) days' prior written notice, provided that the average closing sale price of the Common Stock equals or exceeds $15.00 per share (subject to adjustment under certain circumstances), for any twenty (20) trading days within a period of thirty (30) consecutive trading days ending on the fifth trading day prior to the notice of redemption, all in accordance with the terms and conditions of the Warrant Agreement (herein defined).

                  Upon your request, as provided in Section 2(b) of this

Agreement, the Company shall also issue and sell to the Underwriters, acting severally and not jointly, up to an additional 450,000 shares of Common Stock and/or 450,000 Redeemable Warrants for the purpose of covering over-allotments, if any. Such 450,000 shares of Common Stock and 450,000 Redeemable Warrants are hereinafter collectively referred to as the "Option Securities." The Company also proposes to issue and sell to you warrants (the "Representative's Warrants") pursuant to the Representative's Warrant Agreement (the "Representative's Warrant Agreement") for the purchase of an additional 300,000 shares of Common Stock and/or 300,000 warrants. The shares of Common Stock and warrants issuable upon exercise of the Representative's Warrants are hereinafter referred to as the "Representative's Securities." The Firm Securities, the Option Securities, the Representative's Warrants and the Representative's Securities (collectively, hereinafter referred to as the "Securities") are more fully described in the Registration Statement and the Prospectus referred to below.

                  1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters as of the date hereof, and as of the Closing Date and the Option Closing Date, if any, as follows:

                         (a) The Company has prepared and filed with the
Securities and Exchange Commission (the "Commission") a registration statement, and an amendment or amendments thereto, on Form SB-2 (No. 333-9697), including any related preliminary prospectus (the "Preliminary Prospectus"), for the registration of the Firm Securities, the Option Securities and the Representative's Securities under the Securities Act of 1933, as amended (the "Act"), which registration statement and amendment or amendments have been prepared by the Company in conformity with the requirements of the Act, and the Regulations (as defined below) of the Commission under the Act. The Company will not file any other amendment thereto to which the Underwriters shall have objected in writing after having been furnished with a copy thereof. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement becomes effective (including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein and all information deemed to be a part thereof as of such time pursuant to paragraph
(b) of Rule 430(A) of the Regulations), is hereinafter called the "Registration Statement," and the form of prospectus in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, is hereinafter called the "Prospectus." For purposes hereof, "Regulations" mean the rules and regulations adopted by the Commission under either the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable.

                         (b) Neither the Commission nor any state regulatory
authority has issued any order preventing or suspending the use of any Preliminary Prospectus, the Registration Statement or the Prospectus and no proceedings for a stop order suspending the effectiveness of the Registration Statement have been instituted, or, to the Company's knowledge, are threatened.

Each of the Preliminary Prospectus, the Registration Statement and the Prospectus at the time of filing thereof conformed in all material respects with the requirements of the Act and Regulations, and none of the Preliminary Prospectus, the Registration Statement or the Prospectus at the time of filing thereof contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein and necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that this representation and warranty does not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company in writing by or on behalf of any Underwriter expressly for use in such Preliminary Prospectus, Registration Statement or Prospectus.

                         (c) When the Registration Statement becomes effective
and at all times subsequent thereto up to the Closing Date (as defined in Section 2(c) hereof) and each Option Closing Date (as defined in Section 2(b) hereof), if any, and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriters or a dealer, the Registration Statement and the Prospectus, as amended or supplemented as required, will contain all statements which are required to be stated therein in accordance with the Act and the Regulations, and will conform in all material respects to the requirements of the Act and the Regulations; neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that this representation and warranty does not apply to statements made or statements omitted in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any Underwriter expressly for use in the Registration Statement or the Prospectus or any amendment thereof or supplement thereto.

                         (d) The Company and each of its subsidiaries have been
duly organized and are validly existing as corporations in good standing under the laws of the respective jurisdictions of their incorporation. The Company does not own or control, directly or indirectly, any corporation, partnership, trust, joint venture or other business entity other than the subsidiaries listed in Exhibit 21.1 of the Registration Statement (except that one subsidiary listed on such Exhibit has a wholly owned subsidiary company in the United Kingdom which company has been inactive except for lodging a request for approval to distribute one of the Company's products in the United Kingdom). Each of the Company and its subsidiaries is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations require such qualification or licensing, except where the failure to be so qualified or licensed would not have a material and adverse effect on the condition, financial or otherwise, or the business affairs, operations, properties, or results of operations of the Company and its subsidiaries, taken as a whole (the "Business"). Each of the Company and its subsidiaries has all requisite power and authority (corporate and other), and has obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business as described in the Prospectus (except where the failure to have any such power or authority or to have obtained any of the aforementioned items would not have a material and adverse effect on the Business); the Company and each of its subsidiaries have been doing business in compliance in all material respects with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all federal, state, local and foreign laws, rules and regulations (except where the failure to be so doing business in compliance would not have a materials and adverse effect on the Business); and neither the Company nor any of its subsidiaries have received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the Business. The disclosures in the Registration Statement concerning the effects of federal, state, local, and foreign laws, rules and regulations on the Company's business as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made.

                          (e) The Company's authorized, issued and outstanding
capital stock are as set forth in the Prospectus under the headings "Capitalization" and "Description of Securities." As of the Closing Date (assuming that none of the Option Securities are purchased on such date), the Company's authorized, issued and outstanding capital stock will be as set forth in the Prospectus under the heading "Capitalization." The Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement and as described in the Prospectus. The Securities and all other securities issued or issuable by the Company conform or, when issued and paid for, will conform, in all material respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable. Except as disclosed in or contemplated by the Prospectus and the financial statements of the Company and the related notes thereto included in the Prospectus, neither the Company nor any subsidiary has outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock option, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder as set forth in the Prospectus conforms in all material respects with the requirements of the Act. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable, and the holders thereof have no rights of rescission with respect thereto and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company.

                          (f) The Securities are not and will not be subject to
any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and will conform in all material respects to the description thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale of the Securities has been duly and validly taken; and the certificates representing the Securities will be in due and proper form. Upon the issuance and delivery pursuant to the terms hereof of the Securities to be sold by the Company hereunder, the Underwriters or the Representative, as the case may be, will acquire good and marketable title to such Securities free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect, or other restriction or equity of any kind whatsoever. No stockholder of the Company has any right which has not been waived in writing to require the Company to register the sale of any shares owned by such stockholder under the Act in the public offering contemplated by this Agreement. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares, the Option Shares and the Representative's Warrants to be sold by the Company as contemplated herein.

                         (g) The financial statements of the Company, together
with the related notes and schedules thereto, included in the Registration Statement, each Preliminary Prospectus and the Prospectus fairly present the financial position, changes in stockholders' equity and the results of operations of the Company at the respective dates and for the respective periods to which they apply and such financial statements have been prepared in conformity with generally accepted accounting principles and the Regulations, consistently applied throughout the periods involved. There has been no material adverse change or development involving a material prospective change in the Business, whether or not arising in the ordinary course of business since the date of the financial statements included in the Registration Statement and the Prospectus and the outstanding debt, the property, both tangible and intangible, and the business of the Company and its subsidiaries taken as a whole conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus. Financial information set forth in the Prospectus under the headings "Prospectus Summary - Selected Consolidated Financial Data," "Capitalization," and "Management's Discussion and Analysis of Financial Condition and Results of Operations," fairly present, on the basis stated in the Prospectus, the information set forth therein and have been derived from or compiled on a basis consistent with that of the audited financial statements included in the Prospectus.

                         (h) The Company (i) has paid all federal, state, local,
franchise, and foreign taxes for which it is liable (except for certain foreign taxes for which the Company has established adequate accruals that are reflected in the financial statements included in the Prospectus and the late payment of which would not have a material adverse effect on the Business), including, but not limited to, withholding taxes and amounts payable under Chapters 21 through 24 of the Internal Revenue Code of 1986, as amended (the "Code"), and has furnished all information returns it is required to furnish pursuant to the Code, (ii) has established adequate reserves for such taxes which are not due and payable, and (iii) does not have any tax deficiency or claims outstanding, proposed or assessed against it.


                         (i) No transfer tax, stamp duty or other similar tax is
payable by or on behalf of the Underwriters in connection with (i) the issuance by the Company of the Securities, (ii) the purchase by the Underwriters of the Firm Securities and the Option Securities from the Company and the purchase by the Representative of the Representative's Warrants from the Company, (iii) the consummation by the Company of any of its obligations under this Agreement, or
(iv) resales of the Firm Securities and the Option Securities in connection with the distribution contemplated hereby.

                         (j) There is no action, suit, proceeding, inquiry,
arbitration, mediation, investigation, litigation or governmental proceeding (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, pending or, to the best knowledge of the Company, threatened against (or circumstances that may give rise to the same), or involving the properties or businesses of, the Company which (i) questions the validity of the capital stock of the Company, this Agreement or the Representative's Warrant Agreement, or of any action taken or to be taken by the Company pursuant to or in connection with this Agreement or the Representative's Warrant Agreement, (ii) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all material respects), or (iii) might materially and adversely affect the condition, financial or otherwise, or the business, affairs, position, stockholders' equity, operation, properties, or results of operations of the Company and its subsidiaries taken as a whole.

                         (k) The Company has the corporate power and authority
to authorize, issue, deliver, and sell the Securities and to enter into this Agreement, the warrant agreement between the Company and the American Stock Transfer and Trust Company (the "Warrant Agreement"), and the Representative's Warrant Agreement, and to consummate the transactions provided for in such agreements; and this Agreement, the Warrant Agreement and the Representative's Warrant Agreement have each been duly and properly authorized by the Company; and this Agreement has been duly and properly executed and delivered by the Company and the Warrant Agreement and the Representative's Agreement will be properly executed and delivered by the Company on or prior to the Closing Date. This Agreement constitutes, and each of the Warrant Agreement and the Representative's Agreement will when executed and delivered by the Company constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms (except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law), and none of the issue and sale of the Securities, execution, delivery or performance by the Company of this Agreement, the Warrant Agreement, and the Representative's Warrant Agreement, the consummation by the Company of the transactions contemplated herein and therein, or the conduct of the Company's businesses as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company pursuant to the terms of (i) the articles of incorporation or by-laws of the Company, as amended and restated, (ii) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement or any other agreement or instrument to which the Company is a party or by which it is or may be bound or to which its properties or assets (tangible or intangible) is or may be subject, or any indebtedness, or (iii) any statute, judgment, decree, order, rule or regulation applicable to the Company of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company of any of their activities or properties.

                         (l) No consent, approval, authorization or order of,
and no filing with, any court, regulatory body, government agency or other body, domestic or foreign, is required for the issuance of the Securities pursuant to the Prospectus and the Registration Statement, the performance of this Agreement, the Warrant Agreement, the Representative's Warrant Agreement, and the transactions contemplated hereby and thereby, including without limitation, any waiver of any preemptive, first refusal or other rights that any entity or person may have for the issue and/or sale of any of the Securities, except such as have been or may be made or obtained under the Act or may be required under state securities or Blue Sky laws or laws of foreign countries in connection with the Underwriters' purchase and distribution of the Firm Securities, the Option Securities, and the acquisition by the Representative of the Representative's Warrants to be sold by the Company hereunder and the acquisition of the Representative's Securities pursuant thereto (it being understood that the Company makes no representation or warranty with respect to the consents, approvals, authorizations, orders or filings required in order to enable to resale or distribution of the Representative's Warrants or the Representative's Securities).


                         (m) All executed agreements, contracts or other
documents or copies of executed agreements, contracts or other documents filed as exhibits to the Registration Statement to which the Company is a party or by which it may be bound or to which its assets, properties or businesses may be subject have been duly and validly authorized, executed and delivered by the Company and constitute the legal, valid and binding agreements of the Company enforceable against the Company in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribu-tion may be limited by applicable law). The descriptions in the Registration Statement of such agreements, contracts and other documents are accurate in all material respects and fairly present the information required to be shown with respect thereto by Form SB-2, and there are no contracts or other documents which are required by the Act to be described in the Registration Statement or filed as exhibits to the Registration Statement which are not described or filed as required, and the exhibits which have been filed are, in all material respects, complete and correct copies of the documents of which they purport to be copies.

                         (n) Since the respective dates as of which information
is given in the Registration Statement and Prospectus, and except as described in or specifically contemplated by the Prospectus (i) the Company has not incurred any material liabilities or obligations, indirect, direct or contingent, or entered into any material verbal or written agreement or other transaction which is not in the ordinary course of business or which could result in a material reduction in the future earnings of the Company; (ii) the Company has not sustained any material loss or interference with its business or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance; (iii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock, and the Company is not in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock (other than upon the sale of the Firm Securities, the Option Securities and the Representative's Warrants hereunder and upon the exercise of options and warrants described in the Registration Statement) of, or indebtedness material to, the Company (other than in the ordinary course of business); (v) the Company has not issued any securities or incurred any liability or obligation, primary or contingent, for borrowed money; and (vi) there has not been any material adverse change in the condition (financial or otherwise), business, properties, results of operations, or prospects of the Company and its subsidiaries taken as a whole.

                         (o) Except as disclosed in or specifically contemplated
by the Prospectus, and subject to the risks and uncertainties described in the Prospectus in the headings entitled "Risk Factors - Importance of Protection of

Proprietary Technology" and "Risk Factors Possibility of Third Party Infringement Claims," (i) the Company has sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals and governmental authorizations to conduct its business as now conducted (except where the failure to have any of the foregoing would not have a material adverse effect on the Business); (ii) the Company has no knowledge of any infringement by it or its subsidiaries of trademark, trade name rights, patent rights, copyrights, licenses, trade secret or other similar rights of others; and (iii) there is no claim being made against the Company regarding trademark, trade name, patent, copyright, license, trade secret or other infringement which could have a material adverse effect on the condition (financial or otherwise), of the Business. The Company hereby represents and warrants that the Prospectus does not omit any information required to be stated therein with respect to the potential adverse impact on the Business of the expiration of any trademarks, trade names, patent rights, copyrights, licenses, approvals or governmental authorizations of the Company.

                         (p) No default exists in the due performance and
observance of any term, covenant or condition of any material license, contract, indenture, mortgage, installment sale agreement, lease, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement, or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which the property or assets (tangible or intangible) of the Company is subject or affected, except for such defaults, if any, which individually and in the aggregate would not have a material adverse effect on the Business.

                         (q) To the Company's knowledge, there are no pending
investigations involving the Company by the U.S. Department of Labor, or any other governmental agency responsible for the enforcement of federal, state, local, or foreign laws and regulations relating to labor law. There is no unfair labor practice charge or complaint against the Company pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or to its knowledge threatened against or involving the Company. No representation question exists respecting the employees of the Company. No collective bargaining agreement, or modification thereof is currently being negotiated by the Company. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company. No labor dispute with the employees of the Company exists or to its knowledge is imminent.

                         (r) Except as described in the Prospectus, the Company
does not maintain, sponsor or contribute to any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan," or a "multiemployer plan" as such terms are defined in Sections 3(2), 3(1) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("ERISA Plans"). The Company does not maintain or contribute to a defined benefit plan, as defined in Section 3(35) of ERISA. No ERISA Plan (or any trust created thereunder) has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code, which could subject the Company to any tax penalty on prohibited transactions and which has not adequately been corrected. Each ERISA Plan is in compliance with all material reporting, disclosure and other requirements of the Code and ERISA as they relate to any such ERISA Plan. Determination letters have been received from the Internal Revenue Service with respect to each ERISA Plan which is intended to comply with Code Section 401(a), stating that such ERISA Plan and the attendant trust are qualified thereunder. The Company has never completely or partially withdrawn from a "multiemployer plan."

                         (s) None of the Company, nor any of its employees,
directors, stockholders, or affiliates (within the meaning of the Regulations) of any of the foregoing has taken or will take directly or indirectly, any action designed to or which has constituted or which might be expected to cause or result in unlawful stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                         (t) The Company has good and marketable title to, or
valid and enforceable leasehold estates in, all items of real and tangible personal property stated in the Prospectus to be owned or leased by it (excluding any property that the Prospectus indicates is leased on a month-to-month basis, for which there are no written agreements), free and clear of all liens, charges, claims, encumbrances, pledges, security interests, or other restrictions or equities of any kind whatsoever, other than those referred to in the Prospectus and liens for taxes not yet due and payable.

                         (u) Price Waterhouse LLP ("Price Waterhouse"), whose
report is filed with the Commission as a part of the Registration Statement, are independent certified public accountants as required by the Act and the Regulations.

                         (v) The Company has caused to be duly executed legally
binding and enforceable agreements pursuant to which each Two-Percent Holder (as hereinafter defined) has agreed that until the first anniversary of the effective date of the Registration Statement (the "Effective Date"), such holder will not, without the prior written consent of the Representative, directly or indirectly offer to sell, grant an option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose (all of the foregoing being collectively referred to as "Transfer") any securities issued by the Company, including, common stock or securities convertible into or exchangeable or exercisable for or evidencing any right to purchase or subscribe for any shares of common stock (the "Covered Securities") (either pursuant to Rule 144 of the Regulations or otherwise), whether or not beneficially owned by such holder, or dispose of any beneficial interest therein, provided, however; that (i) the foregoing shall not prohibit any Transfer in a private placement provided that the transferee agrees to be bound by the terms of the foregoing agreement; and
(ii) from and after the 270th day after the Effective Date, the foregoing shall not prohibit any Transfer of Common Stock of the Company (in one or more transactions), provided that the aggregate shares of Common Stock of the Company that may be Transferred by a Two-Percent Holder pursuant to this clause (ii) may not exceed 10% of the number of shares of Common Stock of the Company owned by such Two-Percent Holder immediately preceding the 270th day after the Effective Date. For purposes of clause (ii) of the preceding sentence, the ownership or sale of any Covered Securities convertible into or exchangeable or exercisable for or evidencing any right to purchase or subscribe for any shares of common stock shall be deemed the ownership or sale, as the case may be, of the number of shares of Common Stock that may be acquired pursuant to such Covered Securities. As used herein, a "Two-Percent Holder" means any person or entity that immediately prior to the Effective Date owns a number of shares of Common Stock (calculated on a pro forma basis giving effect to the exercise of all outstanding options and options that the Prospectus contemplates will be granted prior to completion of the Offering) that constitutes 2% or more of the outstanding Common Stock immediately prior to the Effective Date (calculated on a pro forma basis as aforesaid). Except as disclosed in the Prospectus or in a Schedule thereto, the Company has caused to be duly executed legally binding and enforceable agreements pursuant to which each holder of Common Stock and/or options (excluding any options that are not exercisable until after the 270th day following the Effective Date), that is not a Two-Percent Holder has agreed that, until the 270th day following the Effective Date such Holder will not, without the prior written consent of the Representative, directly or indirectly Transfer any Covered Securities, whether or not beneficially owned by such holders, or dispose of any beneficial interest therein; provided, however, that the foregoing shall not include any Transfer in a private placement provided that the transferee agrees to be bound by the terms of the foregoing agreement. The agreements described in this paragraph are referred to as the "Lockup Agreements." The Company will cause the Transfer Agent (as defined herein) to place "stop transfer" orders on the Company's stock ledgers in order to effect the Lock-up Agreements.

                         (w) To the best knowledge of the Company, there are no
claims, payments, arrangements or understandings, whether oral or written, for services in the nature of a finder's or origination fee with respect to the sale of the Securities hereunder or any other arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, stockholders, employees or affiliates (excluding any of the foregoing to which the Representative or any Underwriter is a party or which is disclosed in the Registration Statement) that may affect the Underwriters' compensation as determined by the Commission and the National Association of Securities Dealers, Inc. (the "NASD").

                         (x) The Securities have been approved for listing on
the American Stock Exchange.

                         (y) Neither the Company nor any of its officers,
employees, agents or any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business or as disclosed in the Prospectus) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency (domestic or foreign) or instrumentality of any government

(domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist the Company in connection with any actual or proposed transaction) which might subject the Company or any other such person to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign). The Company's internal accounting controls are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended.

                         (z) Except as set forth in the Prospectus, no officer,
director or stockholder of the Company, or any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Regulations) of any of the foregoing persons or entities has or has had, either directly or indirectly,
(i) an interest in any person or entity which (A) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company, or (B) purchases from or sells or furnishes to the Company any goods or services, or (ii) a beneficial interest in any contract or agreement to which the Company is a party or by which it may be bound or affected. Except as set forth in the Prospectus, there are no existing agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between or among the Company, and any officer, director, stockholders identified in the Prospectus under the caption "Principal Stockholders," or any affiliate or associate of any of the foregoing persons or entities which are required to be disclosed in the Prospectus.

                         (aa) The Company is not, and does not intend to conduct
its business in a manner in which it would become an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                         (bb) Any certificate signed by any officer of the
Company and delivered to the Underwriters or to the Underwriters' Counsel (as defined in Section 4(d) herein) shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

                         (cc) The minute books of the Company have been made
available to the Underwriters and contain a complete summary of all meetings and actions of the directors and stockholders of the Company, since the time of its incorporation, and reflect all transactions referred to in such minutes accurately in all material respects.

                         (dd) The Company has not distributed and will not
distribute prior to the Closing Date any offering material in connection with the offering and sale of the Shares in this offering other than the Prospectus, the Registration Statement and the other materials permitted by the Act. No holders of any securities of the Company or of any options, warrants or other convertible or exchangeable securities of the Company have the right (i) to include any securities issued by the Company as part of the Registration Statement or (ii) except as described in the Prospectus or contemplated by the

Representative's Warrant Agreement or the Bridge Warrants (as defined in the Prospectus), to require the Company to file a registration statement under the Act. No person or entity holds any anti-dilution rights with respect to any securities of the Company.

                         (ee) Each of the Company and its subsidiaries maintains
insurance by insurers of recognized financial responsibility of the types and in the amounts as the Company believes are prudent and adequate for the business in which it is engaged, including, but not limited to, insurance covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect. The Company has delivered to the Underwriter's Counsel satisfactory summaries of these insurance policies. The Company has no reason to believe that it will not be able to renew existing insurance coverage with respect to the Company as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business, in either case, at a cost that would not have a material adverse effect on the Business. The Company has not failed to file any material claims, has no material disputes with its insurance company regarding any claims submitted under its insurance policies, and has complied in material respects with all material provisions contained in its insurance policies.

                  2.     Purchase, Sale and Delivery of the Securities.

                         (a) On the basis of the representations, warranties,
covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter, severally and not jointly agrees to purchase from the Company, at a price equal to $5.52 per Share and $.092 per Redeemable Warrant, that number of Firm Securities set forth in Schedule A opposite the name of such Underwriter, subject to such adjustment as the Representative in its discretion shall make to eliminate any sales or purchases of fractional shares, plus any additional numbers of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 11 hereof.

                         (b) In addition, on the basis of the representations,
warranties, covenants and agreements, herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase all or any part of an additional 450,000 shares of Common Stock at a price of $5.52 per share of Common Stock and/or an additional 450,000 Redeemable Warrants at a price of $.092 per Redeemable Warrant. The option granted hereby will expire 45 days after (i) the date the Registration Statement becomes effective, if the Company has elected not to rely on Rule 430A under the Regulations, or (ii) the date of this Agreement if the Company has elected to rely upon Rule 430A under the Regulations, and may be exercised in whole or in part from time to time (but not on more than two (2) occasions) only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Firm Securities upon notice by the Representative to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for any such Option Securities. Any such time and date of delivery (an "Option Closing Date") shall be determined by the Representative, but shall not be earlier then two business days or later than three full business days after the exercise of said option, nor in any event prior to the Closing Date, as hereinafter defined, unless otherwise agreed upon by the Representative and the Company. Nothing herein contained shall obligate the Underwriters to exercise the over-allotment option described above. No Option Securities shall be delivered unless the Firm Securities shall be simultaneously delivered or shall theretofore have been delivered as herein provided.

                         (c) Payment of the purchase price for, and delivery of
certificates for, the Firm Securities shall be made at the offices of National, at 1001 Fourth Avenue, Suite 2200, Seattle, Washington, or at such other place as shall be agreed upon by the Representative and the

Company. Such delivery and payment shall be made at 9:00 a.m. (New York time) on October 7, 1996, or at such other time and date as shall be agreed upon by the Representative and the Company, but no more than four (4) business days after the date hereof (such time and date of payment and delivery being herein called the "Closing Date"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above mentioned office of National or at such other place as shall be agreed upon by the Representative and the Company on each Option Closing Date as specified in the notice from the Representative to the Company. Delivery of the certificates for the Firm Securities and the Option Securities, if any, shall be made to the Underwriters against payment by the Underwriters, of the purchase price for the Firm Securities and the Option Securities, if any, to the order of the Company by New York Clearing House Funds. In the event such option is exercised, each of the Underwriters, acting severally and not jointly, shall purchase that proportion of the total number of Option Securities then being purchased which the number of Firm Securities set forth in Schedule A hereto opposite the name of such Underwriter bears to the total number of Firm Securities, subject in each case to such adjustments as the Representative in its discretion shall make to eliminate any sales or purchases of fractional shares. Certificates for the Firm Securities and the Option Securities, if any, shall be in definitive, fully registered form, shall bear no restrictive legends and shall be in such denominations and registered in such names as the Underwriters may request in writing at least three (3) business days prior to Closing Date or the relevant Option Closing Date, as the case may be. The certificates for the Firm Securities and the Option Securities, if any, shall be made available to the Representative at such office or such other place as the Representative may designate for inspection, checking and packaging no later than 9:30 a.m. on the last business day prior to Closing Date or the relevant Option Closing Date, as the case may be.


                         (d) On the Closing Date, the Company shall issue and
sell to the Representative Representative's Warrants at a purchase price of $.001 per warrant, which warrants shall entitle the holders thereof to purchase an aggregate of 300,000 shares of Common Stock and/or 300,000 warrants (which warrants shall be the same as the Redeemable Warrants, with the exception of providing for an exercise price equal to 165% of the exercise price provided for by the Redeemable Warrants). The Representative's Warrants shall expire five (5) years after the effective date of the Registration Statement and shall be exercisable for a period of four (4) years commencing one (1) year from the effective date of the Registration Statement at a price equaling one hundred sixty-five percent (165%) of the initial public offering price of the Shares. The Representative's Warrant Agreement and form of Warrant Certificate shall be substantially in the form filed as Exhibit 4.2 to the Registration Statement (modified to the extent required by the NASD). Payment for the Representative's Warrants shall be made on the Closing Date.

                  3. Public Offering of the Shares and the Redeemable Warrants. As soon after the Registration Statement becomes effective as the Representative deems advisable, the Underwriters shall make a public offering of the Shares and the Redeemable Warrants (other than to residents of or in any jurisdiction in which qualification of the Shares and the Redeemable Warrants is required and has not become effective) at the price and upon the other terms set forth in the

Prospectus. The Representative may from time to time increase or decrease the public offering price after distribution of the Shares and the Redeemable Warrants has been completed to such extent as the Representative, in its sole discretion, deems advisable. The Underwriters may enter into one or more agreements as the Underwriters, in each of their sole discretion, deem advisable with one or more broker-dealers who shall act as dealers in connection with such public offering. The Shares and Redeemable Warrants that this Agreement contemplates will be publicly offered as set forth above are referred to collectively as the "Offered Securities."

                  4. Covenants of the Company. The Company covenants and agrees with each of the Underwriters as follows:

                         (a) The Company shall use its best efforts to cause the
Registration Statement and any amendments thereto to become effective as promptly as practicable and will not at any time, whether before or after the effective date of the Registration Statement, file any amendment to the Registration Statement or supplement to the Prospectus or file any document under the Act or Exchange Act before termination of the offering of the Shares by the Underwriters of which the Representative shall not previously have been advised and furnished with a copy, or to which the Representative shall have objected or which is not in compliance with the Act, the Exchange Act or the Regulations.

                         (b) As soon as the Company is advised or obtains
knowledge thereof, the Company will advise the Representative and confirm the notice in writing, (i) when the Registration Statement, as amended, becomes effective, if the provisions of Rule 430A promulgated under the Act will be relied upon, when the Prospectus has been filed in accordance with said Rule 430A and when any post-effective amendment to the Registration Statement becomes effective, (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding, suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, or the institution of proceedings for that purpose, (iii) of the issuance by the Commission or by any state securities commission of any proceedings for the suspension of the qualification of any of the Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose, (iv) of the receipt of any comments from the Commission; and (v) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information. If the Commission or any state securities commission authority shall enter a stop order or suspend such qualification at any time, the Company will use its best efforts to obtain promptly the lifting of such order.

                         (c) The Company shall file the Prospectus (in form and
substance satisfactory to the Representative) in accordance with the requirements of the Act.

                         (d) The Company will give the Representative notice of
its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Underwriters in connection with the offering of the Offered Securities which differs from the corresponding prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Regulations), and will furnish the Representative with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement to which the Representative or Camhy Karlinsky & Stein LLP ("Underwriters' Counsel") shall reasonably object.

                         (e) The Company shall endeavor in good faith, in
cooperation with the Representative, at or prior to the time the Registration Statement becomes effective, to qualify the Offered Securities for offering and sale under the securities laws of such jurisdictions as the Representative may reasonably designate to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution, and shall make such applications, file such documents and furnish such information as may be required for such purpose; provided, however, the Company shall not be required to qualify as a foreign corporation or become subject to service of process in any such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless the Representative agree that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may reasonably be required by the laws of such jurisdiction to continue such qualification.

                         (f) During the time when a prospectus is required to be
delivered under the Act, the Company shall use all reasonable efforts to comply with all requirements imposed upon it by the Act, as now and hereafter amended, and by the Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Offered Securities in accordance with the provisions hereof and the Prospectus, or any amendments or supplements thereto. If at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or Underwriters' Counsel, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with the Act, the Company will notify the Representative promptly and prepare and file with the Commission an appropriate amendment or supplement in accordance with Section 10 of the Act, each such amendment or supplement to be satisfactory to Underwriters' Counsel, and the Company will furnish to the Underwriters copies of such amendment or supplement as soon as available and in such quantities as the Underwriters may request.

                         (g) As soon as practicable, but in any event not later
than 45 days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs (90 days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), the Company shall make generally available to its security holders, in the manner specified in Rule 158(b) of the Regulations, and to the Representative, an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of Section 11(a) of the Act and Rule 158(a) of the Regulations, which statement need not be audited unless required by the Act, covering a period of at least 12 consecutive months after the effective date of the Registration Statement.

                         (h) During a period of five (5) years after the date
hereof, the Company will furnish to its stockholders, annual reports (including financial statements audited by independent public accountants) as required by the Exchange Act, and will deliver to the Representative:

                                (i) as soon as they are available, copies of all reports (financial or other) mailed to stockholders;

                                (ii) as soon as they are available, copies of
                         all reports and financial statements furnished to or

                         filed with the Commission, the American Stock Exchange or any securities exchange;

                                (iii) every press release and every material
                         news item or article of interest to the financial community in respect of the Company or its affairs which was released or prepared by or on behalf of the Company; and

                                (iv) any additional information of a public
                         nature concerning the Company (and any future subsidiaries) or its businesses which the Representative may reasonably request.

                         (i) The Company will maintain a transfer agent (the
"Transfer Agent") and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for the Common Stock and the Redeemable Warrants.

                         (j) The Company will furnish to the Representative or
on the Represen- tative's order, without charge, at such place as the Representative may designate, copies of each Preliminary Prospectus, the Registration Statement and any pre-effective or post-effective amendments thereto (two of which copies will be signed and will include all financial statements and exhibits), each Preliminary Prospectus, the Prospectus, and all amendments and supplements thereto, including any prospectus prepared after the effective date of the Registration Statement, in each case as soon as available and in such quantities as the Representative may reasonably request.

                         (k) On or before the effective date of the Registration
Statement, the Company shall provide the Representative with true copies of duly executed Lock-up Agreements. On or before the Closing Date, the Company shall deliver instructions to the Transfer Agent authorizing it to place appropriate stop transfer orders on the Company's ledgers.

                         (l) The Company shall use its best efforts to cause its
officers, directors, stockholders or affiliates (within the meaning of the Regulations) not to take, directly or indirectly, any action designed to, or which might in the future reasonably be expected to cause or result in, unlawful stabilization or manipulation of the price of any securities of the Company.

                         (m) The Company shall apply the net proceeds from the
sale of the Securities substantially in the manner, and subject to the conditions, set forth under "Use of Proceeds" in the Prospectus.

                         (n) The Company shall timely file all such reports,
forms or other documents as may be required (including, but not limited to, a Form SR as may be required pursuant to Rule 463 under the Act) from time to time, under the Act, the Exchange Act, and the Regulations, and all such reports, forms and documents filed will comply as to form and substance with the applicable requirements under the Act, the Exchange Act, and the Regulations.

                         (o) The Company shall cause the Common Stock and
Redeemable Warrants to be listed on the American Stock Exchange, and for a period of two (2) years from the date hereof shall use its best efforts to maintain the listing of the Common Stock and Redeemable Warrants to the extent outstanding.

                         (p) For a period of two (2) years from the Closing
Date, the Company shall furnish to the Representative, at the Company's sole expense, monthly consolidated transfer sheets relating to the, Common Stock and Redeemable Warrants.

                         (q) For a period of five (5) years after the effective
date of the Registration Statement the Company shall, at the Company's sole expense, take all necessary and appropriate actions and use reasonable efforts to further qualify the Common Stock and Redeemable Warrants in all jurisdictions of the United States in order to permit secondary sales of such securities pursuant to the Blue Sky laws of those jurisdictions which do not require the Company to qualify as a foreign corporation or to file a general consent to service of process.

                         (r) The Company (i) prior to the effective date of the
Registration Statement, has filed a Form 8-A with the Commission providing for the registration of the Common Stock and Redeemable Warrants under the Exchange Act and (ii) as soon as practicable, will use its reasonable best efforts to take all necessary and appropriate actions to be included in Standard and Poor's Corporation Descriptions and to continue such inclusion for a period of not less than five (5) years.

                          (s) The Company agrees that for a period of twelve
(12) months following the effective date of the Registration Statement it will not, without the prior written consent of National, directly or indirectly, issue, offer to sell, sell, grant an option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any Covered Securities, except that the Company may (i) issue shares upon exercise of the Bridge Warrants (as defined in the Prospectus), (ii) grant options pursuant to its 1996 Stock Option plan (described in the Prospectus under "Management -- Stock Option Plan"), provided that the optionee is subject to (or upon receipt of the option agrees to be subject to) a Lock-up Agreement, and (iii) issue shares upon the exercise of stock options that are currently outstanding, or that this Prospectus contemplates will be granted prior to completion of the Offering or that are hereafter granted in accordance with the preceding clause or otherwise dispose of any Common Stock, or securities convertible into Common Stock, except for the issuance of the Option Securities, the Representative's Warrants, and shares of Common Stock issued upon the exercise of currently outstanding warrants or options, or options and warrants granted in the ordinary course of business consistent with prior practice.

                          (t) Until the completion of the distribution of the

Offered Securities, the Company shall not without the prior written consent of National or Underwriters' Counsel, issue, directly or indirectly any press release or other communication or hold any press conference with respect to the Company or its activities or the offering contemplated hereby, other than trade releases issued in the ordinary course of the Company's business consistent with past practices with respect to the Company's operations.

                          (u) For a period equal to the lesser of (i) five (5)
years from the date hereof, and (ii) the sale to the public of the Representative's Securities, the Company will not take any action or actions which may prevent or disqualify the Company's use of an appropriate form for the registration under the Act of the Representative's Securities.

                          (v) The Company agrees that it shall use its best
efforts, which shall include, but shall not be limited to, the solicitation of proxies, to cause one (1) designee of National to be elected to the Company's Board of Directors for a period of three (3) years following the date hereof, provided that such designee is reasonably acceptable to the Company and that such director may be excluded from consideration of certain confidential matters which, in the good faith judgment of a majority of the other directors, such director's presence would not be appropriate. In the event that National elects not to designate a person to serve on the Board of Directors of the Company, National shall have the right to designate one person to attend the meetings of the Board of Directors of the Company. Such person shall be entitled to attend all such meetings and to receive all notices and other correspondence and communication sent by the Company to its Board of Directors. The Company agrees to reimburse the designee of National for all such designee's reasonable out-of-pocket expenses incurred in connection with such meetings.

                          (w) The Company agrees that within forty-five (45)
days after the Closing it shall retain a public relations firm which is reasonably acceptable to National (it being agreed that the firm currently being used by the Company is acceptable). The Company shall keep such public relations firm, or any replacement, for a period of two (2) years from the Closing. Any replacement public relations firm shall be retained only with the consent of National, which shall not be unreasonably withheld.

                          (x) The Company agrees that any and all future
transactions between the Company and its officers, directors, principal stockholders and the affiliates of the foregoing persons will be on terms no less favorable to the Company than could reasonably be obtained in arm's length transactions with independent third parties, and that any such transactions also be approved by a majority of the Company's outside independent directors disinterested in the transaction.

                          (y) The Company shall prepare and deliver, at the
Company's sole expense, to National within the one hundred and twenty (120) day period after the later of the effective date of the Registration Statement or the latest Option Closing Date, as the case may be, one bound volume containing all correspondence with regulatory officials, agreements, documents and all other materials in connection with the offering as requested by the Underwriters' Counsel.


                  5.  Payment of Expenses.

                          (a) The Company hereby agrees to pay all expenses and
fees (other than fees of Underwriters' Counsel, except as provided in (iv) below) incident to the performance of the obligations of the Company under this Agreement, the Warrant Agreement, and the Representative's Warrant Agreement, including, without limitation, (i) the fees and expenses of accountants and counsel for the Company, (ii) all costs and expenses incurred in connection with the preparation, duplication, printing, filing, delivery and mailing (including the payment of postage with respect thereto) of the Registration Statement and the Prospectus and any amendments and supplements thereto and the duplication, mailing (including the payment of postage with respect thereto) and delivery of this Agreement, the Warrant Agreement, the Agreement Among Underwriters, the Selected Dealers Agreements, the Powers of Attorney, and related documents, including the cost of all copies thereof and of the Preliminary Prospectuses and of the Prospectus and any amendments thereof or supplements thereto supplied to the Underwriters and such dealers as the Underwriters may request, in quantities as hereinabove stated, (iii) the printing, engraving, issuance and delivery of the certificates representing the Securities, (iv) the qualification of the Securities under state or foreign securities or "Blue Sky" laws, and determination of the status of such securities under legal investment laws, of such states or jurisdictions as the Underwriters may reasonably designate, including the costs of printing and mailing the "Preliminary Blue Sky Memorandum," the "Supplemental Blue Sky Memorandum" and "Legal Investments Survey," if any, and reasonable disbursements and fees of counsel in connection therewith, (v) advertising costs and expenses, including but not limited to reasonable expenses for travel and lodging incurred by the Representative and any such expenses incurred by the Company in connection with the "road show," information meetings and presentations, bound volumes and prospectus memorabilia and reasonable "tombstone" advertisement expenses, (vi) experts retained by the Company, (vii) fees and expenses of the transfer agent and registrar, (viii) the fees payable to the Commission and the NASD, (ix) issue and transfer taxes, if any and (x) the fees and expenses incurred in connection with the listing of the Common Stock on the American Stock Exchange and any other market or exchange. Any payment to the Underwriters or Underwriters' counsel that is required to be made pursuant to the preceding sentence shall be made on the Closing Date and each Option Closing Date (to the extent not previously paid), provided that the Company shall have received an invoice for such payment prior to the Closing Date or Option Closing Date, as the case may be.

                          (b) If this Agreement is terminated by the
Underwriters in accordance with the provisions of Section 6, Section 10(a) or

Section 12, the Company shall reimburse and indemnify the Representative for all of its actual out-of-pocket expenses on an accountable basis, including the fees and disbursements of Underwriters' Counsel, less any amounts already paid pursuant to Section 5(c) hereof up to $100,000.

                          (c) The Company further agrees that, in addition to
the expenses payable pursuant to subsection (a) of this Section 5, it will pay to the Representative on the Closing Date by certified or bank cashier's check or, at the election of the Representative, by deduction from the proceeds of the offering contemplated herein a non-accountable expense allowance equal to 2.5% of the gross proceeds received by the Company from the sale of the Firm Securities, $25,000 of which has been paid to date. In the event the Representative elects to exercise the over-allotment option described in Section 2(b) hereof, the Company further agrees to pay to the Representative on the Option Closing Date (by certified or bank cashier's check or, at the Representative's election, by deduction from the proceeds of the offering) a non-accountable expense allowance equal to 2.5% of the gross proceeds received by the Company from the sale of the Option Securities.

                  6. Conditions of the Underwriters' Obligations. The obligations of the Underwriters hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company herein as of the date hereof and as of the Closing Date and each Option Closing Date, if any, as if they had been made on and as of the Closing Date or each Option Closing Date, as the case may be; the accuracy on and as of the Closing Date or Option Closing Date, if any, of the statements of officers of the Company made pursuant to the provisions hereof; and the performance by the Company on and as of the Closing Date and each Option Closing Date, if any, of its covenants and obligations hereunder to be performed on or prior to such date and to the following further conditions:

                         (a) The Registration Statement shall have become
effective not later than the date of this Agreement or such later date and time as shall be consented to in writing by the

Representative, and, at Closing Date and each Option Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Underwriters' Counsel. If the Company has elected to rely upon Rule 430A of the Regulations, the price of the Shares and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Regulations within the prescribed time period, and prior to Closing Date the Company shall have provided evidence satisfactory to the Representative of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the Regulations.

                          (b) The Representative shall not have advised the
Company that the Registration Statement, or any amendment thereto, contains an untrue statement of fact which, in the Representative's opinion, is material, or omits to state a fact which, in the Representative's reasonable opinion, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any supplement thereto, contains an untrue statement of fact which, in the Representative's reasonable opinion, is material, or omits to state a fact which, in the Representative's reasonable opinion, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                          (c) On or prior to the Closing Date, the Underwriters
shall have received from Underwriters' Counsel such opinion or opinions with respect to the organization of the Company, the validity of the Securities, the Registration Statement, the Prospectus and other related matters as the Representative may request and Underwriters' Counsel shall have received from the Company such papers and information as they reasonably request to enable them to pass upon such matters.

                          (d) On the Closing Date, the Underwriters shall have
received (i) the favorable opinion of Silber, Schottenfels, Gerber & Lewis, foreign counsel to the Company with respect to (a) certain matters relating to the subsidiary companies of the Company and (b) certain matters contained in the Preliminary Prospectus, Registration Statement and Prospectus in a form and substance satisfactory to Underwriter's Counsel, and (ii) the favorable opinion of Ehrenreich & Krause ("Ehrenreich & Krause"), counsel to the Company, dated the Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

                                (i) the Company (A) has been duly organized and
                         is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation,
                         (B) is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing, and (C) to the best of such counsel's knowledge, has all requisite corporate power and authority and has obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business as described in the Prospectus.

                                (ii) except as described in the Prospectus, and
                         to the best of such counsel's knowledge after reasonable investigation, the Company does not own an interest in any corporation, limited liability company, partnership, joint venture, trust or other business entity;

                                (iii) the Company has a duly authorized, issued
                         and outstanding capitalization as set forth in the Prospectus, and any amendment or supplement thereto, under "Capitalization" and "Description of Securities," and to the knowledge of such counsel, the Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement, the Warrant Agreement, the Representative's Warrant Agreement, and as described in the Prospectus. The Securities and all other securities issued or issuable by the Company conform in all material respects to the statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable; the holders thereof are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company. The Securities to be sold by the Company hereunder, under the Warrant Agreement, and under the Representative's Warrant Agreement are not and will not be subject to any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with their terms, will be validly issued, fully paid and nonassessable and will conform in all material respects to the description thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale of the Securities has been duly and validly taken; and the certificates representing the Securities are in due and proper form. The Representative's Warrants and the Redeemable Warrants constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law). Upon the issuance and delivery pursuant to this Agreement of the Securities to be sold by the Company, the Company will convey, against payment therefor as provided herein, to the Underwriters and the Representative, respectively, good and marketable title to the Securities free and clear of all liens and other encumbrances;

                                (iv) the Registration Statement is effective
                         under the Act, and, if applicable, filing of all pricing information has been timely made in the appropriate form under Rule 430A, and no stop order suspending the use of the Preliminary Prospectus, the Registration Statement or Prospectus or any part of any thereof or suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the best of such counsel's knowledge, threatened or contemplated under the Act;

                                (v) each of the Preliminary Prospectus, the
                         Registration Statement, and the Prospectus and any amendments or supplements thereto (other than the financial statements and other financial and statistical data included therein as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and the Regulations. Such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company and the Representative and representatives of the independent public accountants for the Company, at which conferences the contents of the Preliminary Prospectus, the Registration Statement, the Prospectus, and any amendments or supplements thereto were discussed, and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Preliminary Prospectus, the Registration Statement and Prospectus, and any amendments or supplements thereto, on the basis of the foregoing, no facts have come to the attention of such counsel which lead them to believe that either the Registration Statement or any amendment thereto, at the time such Registration Statement or amendment became effective or the Preliminary Prospectus or Prospectus or amendment or supplement thereto as of the date of such opinion contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Preliminary Prospectus, the Registration Statement or Prospectus, and any amendments or supplements thereto);

                               (vi) to the best of such counsel's knowledge
                         after reasonable investigation, (A) there are no agreements, contracts or other documents required by the Act to be described in the Registration Statement and the Prospectus and filed as exhibits to the Registration Statement other than those described in the Registration Statement and the Prospectus and filed as exhibits thereto; (B) the descriptions in the Registration Statement and the Prospectus and any supplement or amendment thereto of contracts and other documents to which the Company is a party or by which it is bound are accurate in all material respects and fairly represent the information required to be shown by Form SB-2; (C) there is not pending or threatened against the Company any action, arbitration, suit, proceeding, litigation, governmental or other proceeding (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, pending or threatened against the Company which (x) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all material respects), (y) questions the validity of the capital stock of the Company or this Agreement, the Warrant Agreement, or the Representative's Warrant Agreement, or of any action taken or to be taken by the Company pursuant to or in connection with any of the foregoing; and (D) there is no action, suit or proceeding pending or threatened against the Company before any court or arbitrator or governmental body, agency or official in which there is a reasonable possibility of an adverse decision which may result in a material adverse change in the financial condition, business, affairs, stockholders' equity, operations, properties, business or results of operations of the Company, which could adversely affect the present or prospective ability of the Company to perform its obligations under this Agreement, the Warrant Agreement, or the Representative's Warrant Agreement, or which in any manner draws into question the validity or enforceability of this Agreement, the Warrant Agreement or the Representative's Warrant Agreement;

                                (vii) the Company has the corporate power and
                         authority to enter into each of this Agreement, the Warrant Agreement, and the Representative's Warrant Agreement and to consummate the transactions provided for therein; and each of this Agreement, the Warrant Agreement, and the

                         Representative's Warrant Agreement has been duly authorized, executed and delivered by the Company. Each of this Agreement, the Warrant Agreement, and the Representative's Warrant Agreement, assuming due authorization, execution and delivery by each other party thereto, constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms (except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law), and none of the Company's execution, delivery or performance of this Agreement, the Warrant Agreement, and the Representative's Warrant Agreement, the consummation by the Company of the transactions contemplated herein or therein, or the conduct of the Company's business as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto conflicts with or results in any breach or violation of any of the terms or provisions of, or constitutes a default under, or result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company pursuant to the terms of (A) the articles of incorporation or by-laws of the Company, as amended,
                         (B) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders' agreement, note, loan or credit agreement or any other agreement or instrument known to such counsel to which the Company is a party or by which it is bound, or (C) any federal, state or local statute, rule or regulation applicable to the Company or any judgment, decree or order known to such counsel of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or any of its activities or properties;

                                (viii) no consent, approval, authorization or
                         order, and no filing with, any court, regulatory body, government agency or other body (other than such as may be required under Blue Sky laws, as to which no opinion need be rendered or under federal securities laws, as to which no opinion need be rendered pursuant to this subsection (viii) is required in connection with the issuance of the Securities pursuant to the Prospectus, and the Registration Statement, the performance of this Agreement, the Warrant Agreement, and the Representative's Warrant Agreement, and the transactions contemplated hereby and thereby;

                                (ix) to the best of such counsel's knowledge

                         after reasonable investigation, the properties and business of the Company conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus;

                                (x) to the best knowledge of such counsel, and
                         except as disclosed in Registration Statement and the Prospectus, the Company is not in breach of, or in default under, any term or provision of any license, contract, indenture, mortgage, installment sale agreement, deed of trust, lease, voting trust agreement, stockholders' agreement, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company is a party or by which the Company is bound or to which the property or assets (tangible or intangible) of the Company is subject; and the Company is not in violation of any term or provision of its articles of incorporation or by-laws, as amended, and to the best of such counsel's knowledge after reasonable investigation, not in violation of any franchise, license, permit, judgment, decree, order, statute, rule or regulation;

                                (xi) the statements in the Prospectus under
                         "Dividend Policy," "Description of Securities," and "Shares Eligible for Future Sale" have been reviewed by such counsel, and insofar as they refer to statements of law, descriptions of statutes, licenses, rules or regulations or legal conclusions, are correct in all material respects;

                                (xii) the Common Stock has been accepted for
                         listing on the American Stock Exchange;

                                (xiii) to the best of such counsel's knowledge
                         and based upon a review of the outstanding securities and the contracts furnished to such counsel by the Company, no person, corporation, trust, partnership, association or other entity has the right to include and/or register any securities of the Company in the Registration Statement, require the Company to file any registration statement or, if filed, to include any security in such registration statement;

                                (xiv) assuming due execution by the parties
                         thereto other than the Company, each Lock-up Agreement is a legal, valid and binding obligation of the party thereto, enforceable against the party and any subsequent holder of the securities subject thereto in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law);

                  In rendering its opinion, Ehrenreich & Krause may rely (A) as to matters involving the application of laws other than the laws, rules and regulations of the United States and the laws, rules and regulations of the State of New York, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance satisfactory to Underwriters' Counsel) of other counsel acceptable to Underwriters' Counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent they deem proper, on certificates and written statements of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel if requested. The opinion of Ehrenreich & Krause shall state that the opinion of any such other counsel is in form satisfactory to such counsel.

                  At each Option Closing Date, if any, the Underwriters shall have received the favorable opinion of Ehrenreich & Krause and of Silber, Schottenfels, Gerber & Lewin each dated the Option Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel confirming as of such Option Closing Date the statements made by Ehrenreich & Krause and Silber, Schottenfels Gerber & Lewis in their respective opinions delivered on the Closing Date.

                          (e) On or prior to each of the Closing Date and the
Option Closing Date, if any, Underwriters' Counsel shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in subsection (c) of this Section 6, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions of the Company herein contained.

                          (f) Prior to each of the Closing Date and each Option
Closing Date, if any, (i) there shall have been no material adverse change nor development involving a prospective change in the condition, financial or otherwise, prospects, stockholders' equity or the business activities of the Company, whether or not in the ordinary course of business, from the latest dates as of which such condition is set forth in the Registration Statement and Prospectus; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company, from the latest date as of which the financial condition of the Company is set forth in the Registration Statement and Prospectus which is materially adverse to the Company; (iii) the Company shall not be in default under any provision of any instrument relating to any outstanding indebtedness which default has not been waived; (iv) except as contemplated by the Prospectus, subsequent to the date of the Prospectus the Company shall not have issued any securities (other than the Securities) or declared or paid any dividend or made any distribution in respect of its capital stock of any class and there shall not have been any change in the capital stock, or any material increase in the debt (long or short term) or liabilities or obligations of the Company (contingent or otherwise) except for
(i) the issuance of shares of Common Stock upon the exercise of currently outstanding warrants or options, or options and warrants granted in the ordinary course of business consistent with prior practice or changes in the Company's current assets or liabilities in the ordinary course of its business as contemplated by the Prospectus; (v) no material amount of the assets of the Company shall have been pledged or mortgaged, except as set forth in the Registration Statement and Prospectus; (vi) no action, suit or proceeding, at law or in equity, shall have been pending or threatened against the Company, or affecting any of its respective properties or businesses before or by any court or federal, state or foreign commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the Business, except as set forth in the Registration Statement and Prospectus; and (vii) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated, threatened or contemplated by the Commission.

                          (g) At each of the Closing Date and each Option
Closing Date, if any, the Underwriters shall have received a certificate of the Company signed on behalf of the Company by the principal executive officer of the Company, dated the Closing Date or Option Closing Date, as the case may be, to the effect that such executive has carefully examined the Registration Statement, the Prospectus and this Agreement, and that:

                                (i) The representations and warranties of the
                         Company in this Agreement are true and correct, as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and the Company has complied with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to such Closing Date or Option Closing Date, as the case may be;


                                (ii) No stop order suspending the effectiveness
                         of the Registration Statement or any part thereof has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of such person's knowledge after due inquiry, are contemplated or threatened under the Act;


                                (iii) The Registration Statement and the
                         Prospectus and, if any, each amendment and each supplement thereto, contain all statements and information required by the Act to be included therein, and none of the Registration Statement, the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and neither the Preliminary Prospectus or any supplement, as of their respective dates, thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

                                (iv) Subsequent to the respective dates as of
                         which information is given in the Registration Statement and the Prospectus, (a) the Company has not incurred up to and including the Closing Date or the Option Closing Date, as the case may be, other than in the ordinary course of its business, any material liabilities or obligations, direct or contingent; (b) the Company has not paid or declared any dividends or other distributions on its capital stock; (c) the Company has not entered into any material transactions not in the ordinary course of business; (d) except as contemplated by the Prospectus, there has not been any change in the capital stock as described in the Registration Statement and Prospectus or material increase in long-term debt or any increase in the short-term borrowings (other than any increase in the short-term borrowings in the ordinary course of business) of the Company, (e) the Company has not sustained any material loss or damage to its property or assets, whether or not insured, (f) there is no litigation which is pending or threatened (or circumstances giving rise to same) against the Company or any affiliated party of any of the foregoing which is required to be set forth in an amended or supplemented Prospectus which has not been set forth, and (g) there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been set forth.

References to the Registration Statement and the Prospectus in this subsection
(g) are to such documents as amended and supplemented at the date of such certificate.

                          (h) By the Closing Date, the Underwriters will have
received clearance from the NASD as to the amount of compensation allowable or payable to the Underwriters.

                                (i) At the time this Agreement is executed, the
                         Underwriters shall have received a letter, dated such date, addressed to the Underwriters in form and substance satisfactory in all respects to the Underwriters and Underwriters' Counsel from Price
                         Waterhouse:

                                (i) confirming that they are independent
                         accountants with respect to the Company within the meaning of the Act and the applicable published Rules and Regulations (the "Regulations") thereunder;

                                (ii) stating that the consolidated financial
                         statements of the Company included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations thereunder;

                                (iii) stating that, on the basis of procedures

                         (but not an audit in accordance with generally accepted auditing standards) which included a: (1) reading of the latest available unaudited interim financial data of the Company (with an indication of the date of the latest available unaudited interim financial data), (2) a reading of the latest available minutes of the stockholders and board of directors and the various committees of the board of directors of the Company, (3) performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS 71, Interim Financial Information, on the unaudited interim consolidated financial statements of the Company included in the Registration Statement, (4) inquiries of certain officers and other employees of the Company responsible for financial and accounting matters regarding the specific items for which representations are requested below, nothing has come to their attention which would lead them to believe that (A) the unaudited interim consolidated financial statements of the Company included in the Registration Statement, if any, do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations and any material modifications should be made to the unaudited condensed interim financial statements, included in the Registration Statement, for them to be in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of the Company included in the Registration Statement, or (B) at a specified date not more than five (5) days prior to the effective date of the Registration Statement, there has been any change in the capital stock or material increase in long-term debt of the Company, or any material decrease in the stockholders' equity or net current assets or net assets of the Company as compared with amounts shown in the June 30, 1996 balance sheet included in the Registration Statement, other than as set forth in or contemplated by the Registration Statement, or, if there was any change or decrease, setting forth the amount of such change or decrease.

                                (iv) stating that they have compared specific
                         dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company set forth in the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the Company's general accounting records subject to its system of internal accounting controls and to schedules prepared by the

                         Company therefrom, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement; and

                                (v) statements as to such other material
                         matters incident to the transaction contemplated hereby as the Representative may reasonably request.

                          (j) At the Closing Date and each Option Closing Date,
if any, the Underwriters shall have received from Price Waterhouse a letter, dated as of the Closing Date or the Option Closing Date, as the case may be, to the effect that they reaffirm that statements made in the letter furnished pursuant to Subsection (i) of this Section 6, except that the specified date referred to shall be a date not more than five (5) days prior to Closing Date or the Option Closing Date, as the case may be, and, if the Company has elected to rely on Rule 430A of the Rules and Regulations, to the further effect that they have carried out procedures as specified in clause (iv) of Subsection (i) of this Section 6 with respect to certain amounts, percentages and financial information as specified by the Representative and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (iv).

                          (k) On each of Closing Date and Option Closing Date,
if any, there shall have been duly tendered to the Representative for the several Underwriters' accounts the appropriate number of Securities.

                          (l) No order suspending the sale of the Securities in
any jurisdiction designated by the Representative pursuant to subsection (e) of
Section 4 hereof shall have been issued on either the Closing Date or the Option Closing Date, if any, and no proceedings for that purpose shall have been instituted or shall be contemplated.

                          (m) On or before the Closing Date, the Company shall
have executed and delivered to the Representative, (i) the Representative's Warrant Agreement, substantially in the form filed as Exhibit 4.2, to the Registration Statement, in final form and substance satisfactory to the

Representative, and (ii) the Representative's Warrants in such denominations and to such designees as shall have been provided to the Company.

                          (n) On or before Closing Date, the Common Stock shall
have been duly approved for listing on American Stock Exchange.


                          (o) On or before Closing Date, there shall have been
delivered to the Representative all of the Lock-up Agreements in final form and substance satisfactory to Underwriters' Counsel.

                          If any condition to the Underwriters' obligations
hereunder to be fulfilled prior to or at the Closing Date or the relevant Option Closing Date, as the case may be, is not so fulfilled, the Representative may terminate this Agreement or, if the Representative so elect, they may waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

                  7.  Indemnification.

                          (a) The Company agrees to indemnify and hold harmless
each of the Underwriters (for purposes of this Section 7 "Underwriters" shall include the officers, directors, partners, employees, agents and counsel of the Underwriters, including specifically each person who may be substituted for an Underwriter as provided in Section 11 hereof), and each person, if any, who controls the Underwriter ("controlling person") within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, from and against any and all loss, liability, claim, damage, and expense whatsoever (including, but not limited to, reasonable attorneys' fees and any and all reasonable expense whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation provided that the indemnified persons may not agree to any such settlement without the prior written consent of the Company), as and when incurred, arising out of, based upon or in connection with (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus (as from time to time amended and supplemented); or
(B) in any application or other document or communication (in this Section 7 collectively called "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, the American Stock Exchange or any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in the light of the circumstances under which they were made), unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to any Underwriter by or on behalf of such Underwriter expressly for use in any Preliminary Prospectus, the Registration Statement or Prospectus, or any amendment thereof or supplement thereto, or in any application, as the case may be; or (ii) any breach of any representation, warranty, covenant or agreement of the Company contained in this Agreement. The indemnity agreement in this subsection (a) shall be in addition to any liability which the Company may have at common law or otherwise.

                          (b) Each of the Underwriters agrees severally, but not
jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, and each other person, if any, who controls the Company, within the meaning of the Act, to the same extent as the foregoing indemnity from the Company to the Underwriters but only with respect to statements or omissions, if any, made in any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any application made in reliance upon, and in strict conformity with, written information furnished to the Company with respect to any Underwriter by such Underwriter or the Representative expressly for use in such Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any such application, provided that such written information or omissions only pertain to disclosures in the Preliminary Prospectus, the Registration Statement or Prospectus directly relating to the transactions effected by the Underwriters in connection with this Offering. The Company acknowledges that the statements with respect to the public offering of the Securities set forth under the heading "Underwriting" and the stabilization legend in the Prospectus have been furnished by the Underwriters expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriters or the Representative for inclusion in the Prospectus.

                          (c) Promptly after receipt by an indemnified party
under this Section 7 of notice of the commencement of any action, suit or proceeding, such indemnified party shall, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section 7, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise or which it may have under this Section 7, except to the extent that it has been prejudiced in any material respect by such failure). In case any such action is brought against any indemnified party, and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action at the expense of the indemnifying party, (ii) the indemnifying parties shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the reasonable fees and expenses of one additional counsel shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Anything in this Section 7 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

                          (d) In order to provide for just and equitable
contribution in any case in which (i) an indemnified party makes claim for indemnification pursuant to this Section 7, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this Section 7 provide for indemnification in such case, or (ii) contribution under the Act may be required on the part of any indemnified party, then each indemnifying party shall contribute to the amount paid as a result of such losses, claims, damages, expenses or liabilities (or actions in respect thereof) (A) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified on the other hand, from the offering of the Securities or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. In any case where the Company is a contributing party and the Underwriters are the indemnified party, the relative benefits received by the Company on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses other than underwriting discounts and commissions) bear to the total underwriting discounts received by the Underwriters hereunder, in each case as set forth in the table on the Cover Page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to above in this subdivision (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subdivision (d) the Underwriters shall not be required to contribute any amount in excess of the underwriting discount applicable to the Securities purchased by the Underwriters hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls the Company within the meaning of the Act, each officer of the Company who has signed the Registration Statement, and each director of the Company shall have the same rights to contribution as the Company, subject in each case to this subparagraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this subparagraph (d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this subparagraph (d), or to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise.

                  8. Representations and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company submitted pursuant hereto, shall be deemed to be representations, warranties and agreements of the Company at the Closing Date and the Option Closing Date, as the case may be, and such representations, warranties and agreements of the Company and the respective indemnity and contribution agreements contained in Section 7 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Company, any controlling person of either the Underwriter or the Company, and shall survive the issuance and delivery of the Securities to the Underwriters and the Representative, as the case may be. In addition, the representations contained in Section 1 hereof and the agreements contained in Sections 5, 7 and 10(b) hereof shall survive the termination of this Agreement.

                  9.  Effective Date.

                          (a) This Agreement shall become effective at 5:00
p.m., New York City time, on the date hereof. For purposes of this Section 9, the Securities to be purchased hereunder shall be deemed to have been so released upon the earlier of dispatch by the Representative of telegrams to securities dealers releasing such shares for offering or the release by the Representative for publication of the first newspaper advertisement which is subsequently published relating to the Securities.

                  10.  Termination.

                          (a) Subject to subsection (b) of this Section 10, the
Representative shall have the right to terminate this Agreement, if between the date of this Agreement and the Closing Date or the Option Closing Date, as the case may be, (i) any domestic or international event or act or occurrence has materially disrupted, or in the Representative's reasonable opinion will in the immediate future materially disrupt the financial markets; or (ii) any material adverse change in the financial markets shall have occurred; or (iii) if trading on the New York Stock Exchange, the American Stock Exchange, or the Nasdaq Stock Market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required on any such exchange or stock market or by order of the Commission or any other government authority having jurisdiction; or (iv) if the United States shall have become involved in a war or major hostilities, or if there shall have been an escalation in an existing war or major hostilities or a national emergency shall have been declared in the United States; or (v) if a banking moratorium has been declared by a state or federal authority; or (vi) if the Company shall have sustained a loss material or substantial to the Company by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the

Representative's opinion, make it inadvisable to proceed with the delivery of the Securities; or (viii) if there shall have been such a material adverse change in the prospects or conditions of the Company, or such material adverse change in the general market, political or economic conditions, in the United States or elsewhere as in the Representative's judgment would make it inadvisable to proceed with the offering, sale and/or delivery of the Securities.

                          (b) If this Agreement is terminated by the
Representative in accordance with any of the provisions of Section 6, Section 10(a) or Section 12, the Company shall promptly reimburse and indemnify the Underwriters pursuant to Section 5(b) hereof. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement (including, without limitation, pursuant to Sections 6, 10, 11 and 12 hereof), and whether or not this Agreement is otherwise carried out, the provisions of Section 5 and Section 7 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

                  11. Substitution of the Underwriters. If one or more of the Underwriters shall fail (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 6, Section 10 or
Section 12 hereof) to purchase the Securities which it or they are obligated to purchase on such date under this Agreement (the "Defaulted Securities"), the Representative shall have the right, within 24 hours thereafter, to make arrangement for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

                          (a) if the number of Defaulted Securities does not
exceed 10% of the total number of Firm Securities to be purchased on such date, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                          (b) if the number of Defaulted Securities exceeds 10%
of the total number of Firm Securities to be purchased on such date, this Agreement shall terminate without liability on the part of any nondefaulting Underwriters.

                          No action taken pursuant to this Section shall relieve
any defaulting Underwriter from liability in respect of any default by such Underwriter under this Agreement.

                          In the event of any such default which does not result
in a termination of this Agreement, the Representative shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

                  12. Default by the Company. If the Company shall fail at the Closing Date or any Option Closing Date, as applicable, to sell and deliver the number of Securities which it is obligated to sell hereunder on such date, then this Agreement shall terminate (or, if such default shall occur with respect to any Option Securities to be purchased on an Option Closing Date, the Underwriters may at the Representative's option, by notice from the Representative to the Company, terminate the Underwriters' obligation to purchase Option Securities from the Company on such date) without any liability on the part of any non-defaulting party other than pursuant to Section 5,
Section 7 and Section 10 hereof. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

                  13. Notices. All notices and communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative, c/o National Securities Corporation, 1001 Fourth Avenue, Suite 2200, Seattle, Washington 98154, Attention: Steven A. Rothstein, with a copy, which shall not constitute notice, to Camhy Karlinsky & Stein LLP, 1740 Broadway, 16th Floor, New York, New York 10019, Attention: Alan I. Annex, Esq. Notices to the Company shall be directed to the Company at Integrated Technology USA, Inc., 545 Cedar Lane, Teaneck, New Jersey 07666, with a copy, which shall not constitute notice, to Ehrenreich & Krause, 1140 Avenue of the Americas, New York, New York 10036, Attn: Joseph Ehrenreich.

                  14. Parties. This Agreement shall inure solely to the benefit of and shall be binding upon the Underwriters, the Company and the controlling persons, directors and officers referred to in Section 7 hereof and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

                          15.  Construction.  This Agreement shall be governed
by and construed and enforced in accordance with the laws of the State of New

York without giving effect to the choice of law or conflict of laws principles.

                          16.  Counterparts.  This Agreement may be executed in
any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same instrument.

                          17. Entire Agreement; Amendments. This Agreement, the
Warrant Agreement, and the Representative's Warrant Agreement constitute the entire agreement of the parties hereto and supersede all prior written or oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended except in a writing, signed by the Representative and the Company.

                          If the foregoing correctly sets forth the
understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.


                        Very truly yours,

                        INTEGRATED TECHNOLOGY USA, INC.



                         By:______________________________________
                            Name:
                            Title:

CONFIRMED AND ACCEPTED AS OF THE DATE FIRST ABOVE WRITTEN:


NATIONAL SECURITIES CORPORATION


By:____________________________________
    Name:  Steven A. Rothstein
    Title: Chairman

For itself and as Representative of the Underwriters named in Schedule A hereto.

                                   SCHEDULE A

                                                            Number of Shares                   Number of
                                                             of Common Stock              Redeemable Warrants
                Name of Underwriters                         to be Purchased                to be Purchased
                --------------------                        ----------------              --------------------
National Securities Corporation                                 1,600,000                      1,600,000
First London Securities Corporation                               200,000                        200,000
Frederick & Company, Inc.                                         200,000                        200,000
Kashner Davidson Securities Corporation                           200,000                        200,000
Murphey, Marseilles, Smith & Nammack, Inc.                        200,000                        200,000
Oscar Gruss & Son, Incorporated                                   200,000                        200,000
Smith, Moore & Co.                                                200,000                        200,000
LaJolla Securities Corporation                                    100,000                        100,000
Suppes Securities, Inc.                                           100,000                        100,000
                                                                ---------                      ---------
TOTAL                                                           3,000,000                      3,000,000
                                                                =========                      =========

                                    SCH. A-1